Events after reporting period	12 Months Ended
Dec. 31, 2022
Events After Reporting Period [Abstract]
Events after the reporting date	Events after the reporting date
The Company has evaluated its subsequent events through March 15, 2023, the date the financial statements were available to be issued, and has concluded that there are no subsequent events requiring disclosure in the consolidated financial statements, other than the item described below.
On January 30, 2023, the Company expanded the square footage of its existing lease related to its U.K. office. The lease commences on January 30, 2023 and expires on January 27, 2031, and includes an option to terminate early on January 26, 2026. The Company is reasonably certain it will not terminate the lease early and therefore will account for the lease using an eight-year lease term. Total rent payments through January 27, 2031 are estimated to be USD 7.9 million.
On February 2, 2023, the Company entered into a letter agreement (the “Auven Agreement”) with A.T. Holdings II Sàrl (“A.T. Holdings II”), pursuant to which the Company agreed to assist A.T. Holdings II effect the registration under the Securities Act of 1933, as amended (the “Securities Act”), of at least 12,000,000 common shares held by it and to facilitate the potential public offering of such common shares. No other registration rights have been granted to A.T. Holdings II for any other shares. The public offering contemplated by the Auven Agreement occurred on February 2, 2023.
On February 8, 2023 the Company's board of directors approved an additional 1,713,805 common shares which increased the number of common shares which may be granted under the 2019 Equity Incentive Plan to 17,741,355 common shares.
On March 6, 2023, the Company commenced a tender offer with employees to exchange eligible options for new options as detailed in our Schedule TO filed March 6, 2023 with the Securities and Exchange Commission (the “Exchange Offer”), to, among other things, further align employee incentives with the current market. The Exchange Offer will expire on April 3, 2023, unless extended or earlier terminated, and new options are expected to be granted on or around April 4, 2023. Approximately 256 employees holding stock options to purchase 3.2 million common shares, with exercise prices ranging from USD 8.12 per share to USD 48.77 per share, are eligible to participate in the Exchange Offer, and assuming all eligible stock options are exchanged and cancelled, approximately 1.4 million new stock options will be granted based on the exchange ratios set forth in the Exchange Offer. The new awards will include additional vesting conditions.
The Company will continue to recognize share-based compensation expense equal to the grant date fair value of the exchanged options plus the incremental share-based compensation expense, if any, of the new options when granted. The incremental share-based compensation expense associated with this Exchange Offer will be measured as the excess of the fair value of each award of new options granted to participants in this Exchange Offer, measured as of the date the new options are granted, over the fair value of the eligible options replaced in exchange for the new options, measured immediately prior to the replacement.

The amount of incremental share-based compensation expense, if any, will depend on a number of factors, including the level of participation in this Exchange Offer, the exercise price per share of the eligible options exchanged in the Exchange Offer and the exercise price per share of the new options. Since these factors cannot be predicted with any certainty as of the date of the Exchange Offer and will not be known until the fair value is determined on the expiration date of April 4, 2023, the Company cannot predict the exact amount of the incremental share-based compensation expense that will result from this Exchange Offer, if any. The Company will recognize any such incremental share-based compensation expense ratably over the vesting period of the new options.